CleanSpark Reports Record-Breaking FY 2024 Results:

Outpacing Halving and Difficulty

Revenue grows 125% year over year

Current hashrate surpasses 33.5 EH/s on track for 37 EH/s

LAS VEGAS, Dec. 2, 2024 -- CleanSpark, Inc. (Nasdaq: CLSK) (the "Company"), America's Bitcoin Miner®, today reported financial results for the fiscal year ended September 30, 2024.

“Our performance this year reflects a sustained growth trajectory, solidifying our position as one of the top Bitcoin miners in the world, as we move into an anticipated new bull market,” said CleanSpark CEO Zach Bradford. “Reflecting on the past year, our results in FY 2024 and the positioning of the company going into 2025 demonstrated the wisdom of our counter-cyclical growth and capital allocation strategy. We produce durable, high performing growth and have been since our earliest days in Bitcoin mining,” Bradford said. “CleanSpark has prioritized owned infrastructure as its core foundation, putting us in the best position to optimize our portfolio of data centers to drive ROI to our shareholders as we continue to rapidly deploy additional hashrate on our path to 37 EH by year-end and 50 EH and beyond in 2025.”

“We anticipated that there would be prime opportunities for M&A paired with organic growth, and over the past year we capitalized by adding 423 MWs to our operating portfolio bringing us to 726 MW, as of today. As we continue focusing on scale in FY 2025 and beyond, we will develop the remaining hundreds of MW in the near-term pipeline while always staying opportunistic,” said Bradford.

“The team produced our strongest year of financial performance to date, solidifying a track record of effective execution and keeping commitments to shareholders. This fiscal year included the fourth halving event in Bitcoin’s history, and our organizational commitment to operational excellence has allowed us to weather it more successfully than many of our industry peers,” said CleanSpark CFO Gary Vecchiarelli. “Even with the halving event impacting block rewards and a significant increase in difficulty, our production outpaced both, yielding approximately 7,100 BTC thanks to our growth in hashrate and the efficiency improvements to our fleet.

“CleanSpark’s financial strength continued to grow in fiscal 2024,” said Vecchiarelli. “Heading into 2025, we have significant scale and size, a healthy balance sheet, industry leading operations and a strong liquidity position, and we are well positioned to pursue diverse capital raising strategies,” Vecchiarelli said.

Financial Highlights: Full Fiscal Year 2024

Financial Results for the Fiscal Year Ended September 30, 2024.

•
The Company’s annual revenues were $378.9 million, an increase of $210.5 million, or 125%, from $168.4 million for the prior fiscal year.
•
Net loss for the year ended September 30, 2024, was ($145.8) million or ($0.69) basic loss per share compared to a net loss of ($138.1) million or ($1.30) loss per share for the prior fiscal year.

•
Adjusted EBITDA was $245.8 million, an increase of $220.8 million from $25.0 million for the prior fiscal year.1

Balance Sheet Highlights as of September 30, 2024

Assets

•
Cash: $122.2 million
•
Bitcoin: $509.5 million (includes bitcoin receivable of $77.8 million posted as collateral), based upon 8,049 bitcoin at a price of $63,301 at September 30, 2024
•
Total Current Assets: $705.4 million
•
Total Mining Assets (including prepaid deposits & deployed miners): $902.0 million
•
Total Assets: $2.0 billion

Liabilities and Stockholders' Equity

•
Current Liabilities: $187.9 million
•
Total Liabilities: $201.8 million
•
Total Stockholders' Equity: $1.8 billion

The Company had working capital of $517.5 million and $66.0 million of loans payable as of September 30, 2024.

1See “Non-GAAP Measure” and the related reconciliation below

Investor Conference Call and Webcast

The Company will hold its fiscal year 2024 earnings presentation and business update for investors and analysts today, December 2, 2024, at 1:30p.m. PT / 4:30p.m. ET.

Webcast URL: https://investors.cleanspark.com

The webcast will be accessible for at least 30 days on the Company's website and a transcript of the call will be available on the Company's website following the call.

About CleanSpark

CleanSpark (Nasdaq: CLSK), America’s Bitcoin Miner®, is a market-leading, pure play bitcoin miner with a proven track record of success. We own and operate a portfolio of mining facilities across the United States powered by globally competitive energy prices. Sitting at the intersection of Bitcoin, energy, operational excellence and capital stewardship, we optimize our mining facilities to deliver superior returns to our shareholders. Monetizing low-cost, high reliability energy by securing the most important finite, global asset – Bitcoin – positions us to prosper in an ever-changing world.

Visit our website at www.cleanspark.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this press release, forward-looking statements include, but may not be limited to, statements regarding the Company’s expectations, beliefs, plans, intentions, and strategies. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "forecasts," "predicts," "potential" or "continue" or the negative of these terms or other similar expressions. The forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the risk that the electrical power available to our facilities does not increase as expected; the success of its digital currency mining activities; the volatile and unpredictable cycles in the emerging and evolving industries in which we operate, including the volatility of BTC prices; increasing difficulty rates for bitcoin mining; bitcoin halving; new or additional governmental regulation; the anticipated delivery dates of new miners; the Company’s ability to successfully completed acquisitions, including integration risks relating to completed and potential acquisitions, the ability to successfully deploy new miners; the dependency on utility rate structures and government incentive programs; dependency on third-party power providers for expansion efforts; the expectations of future revenue growth may not be realized; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in those filings. Forward-looking statements contained herein are made only as to the date of this press release, and we assume no obligation to update or revise any forward-looking statements as a result of any new information, changed circumstances or future events or otherwise, except as required by applicable law.

Non-GAAP Measure

The Company presents adjusted EBITDA, which is not a measurement of financial performance under generally accepted accounting principles in the United States("GAAP"). The Company's non-GAAP "Adjusted EBITDA" excludes (i) impacts of interest, taxes, and depreciation; (ii) the Company's share-based compensation expense, unrealized gains/losses on securities, and, changes in the fair value of contingent consideration with respect to previously completed acquisitions, all of which are non-cash items that the Company believes are not reflective of the Company's general business performance, and for which the accounting requires management judgment, and the resulting expenses could vary significantly in comparison to other companies; (iii) non-cash impairment losses related to long-lived assets (including goodwill); (iv) realized gains and losses on sales of equity securities, the amounts of which are directly related to the unrealized gains and losses that are also excluded; (v) legal fees related to litigation and various transactions, which fees management does not believe are reflective of the Company's ongoing operating activities; (vi) gains and losses on disposal of assets, the majority of which are related to obsolete or unrepairable machines that are no longer deployed; (vii) gains and losses related to discontinued operations that would not be applicable to the Company's future business activities; and (viii) severance expenses. The Company previously excluded non-cash impairment losses related to digital assets and realized gains and losses on sales of bitcoin from its calculation of adjusted EBITDA, but has determined such items are part of the Company's normal ongoing operations and will no longer be excluding them from its calculation of adjusted EBITDA.

Management believes that providing this non-GAAP financial measure that excludes these items allows for meaningful comparisons between the Company's core business operating results and those of other companies, and provides the Company with an important tool for financial and operational decision making and for evaluating its own core business operating results over different periods of time. In addition to management's internal use of non-GAAP adjusted EBITDA, management believes that adjusted EBITDA is also useful to investors and analysts in comparing the Company's performance across reporting periods on a consistent basis. Management believes the foregoing to be the case even though some of the excluded items involve cash outlays and some of them recur on a regular basis (although management does not believe any of such items are normal operating expenses necessary to generate the Company’s bitcoin related revenues). For example, the Company expects that share-based compensation expense, which is excluded from adjusted EBITDA, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers, and directors. Additionally, management does not consider any of the excluded items to be expenses necessary to generate the Company's bitcoin related revenue.

The Company's adjusted EBITDA measure may not be directly comparable to similar measures provided by other companies in our industry, as other companies in the Company's industry may calculate non-GAAP financial results differently. The Company's adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating (loss) income or any other measure of performance derived in accordance with GAAP. Although management utilizes internally and presents adjusted EBITDA, the Company only utilizes that measure supplementally and does not consider it to be a substitute for, or superior to, the information provided by GAAP financial results.

Accordingly, adjusted EBITDA is not meant to be considered in isolation of, and should be read in conjunction with, the information contained in the Company's consolidated financial statements, which have been prepared in accordance with GAAP.

CLEANSPARK, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except par value and share amounts)

	September 30, 2024	September 30, 2023
ASSETS
Current assets
Cash and cash equivalents	$121,222	$29,215
Restricted cash	3,056	—
Receivable for equity offerings	—	9,590
Prepaid expense and other current assets	7,995	3,258
Bitcoin (See Note 2 and Note 6)	431,661	56,241
Receivable for bitcoin collateral (See Note 2 and Note 12)	77,827	—
Note receivable from GRIID (see Note 7)	60,919	—
Derivative investments	1,832	2,697
Investment in debt security, AFS, at fair value	918	726
Current assets held for sale	—	445
Total current assets	$705,430	$102,172

Property and equipment, net	$869,693	$564,395
Operating lease right of use asset	3,263	688
Intangible assets, net	3,040	4,603
Deposits on miners and mining equipment	359,862	75,959
Other long-term asset	13,331	5,718
Goodwill	8,043	8,043
Total assets	$1,962,662	$761,578

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$82,992	$39,900
Accrued liabilities	43,874	25,677
Other current liabilities	2,240	311
Current portion of loans payable	58,781	6,992
Current liabilities held for sale	—	1,175
Total current liabilities	$187,887	$74,055
Long-term liabilities
Operating lease liability, net of current portion	997	519
Finance lease liability, net of current portion	—	9
Loans payable, net of current portion	7,176	8,911
Deferred income taxes	5,761	2,416
Total liabilities	$201,821	$85,910

Commitments and contingencies - Note 18

CLEANSPARK, INC.

CONSOLIDATED BALANCE SHEETS (continued)

(in thousands, except par value and share amounts)

	September 30, 2024	September 30, 2023

Stockholders' equity
Preferred stock; $0.001 par value; 10,000,000 shares authorized; Series A shares; 2,000,000 authorized; 1,750,000 issued and outstanding (liquidation preference $0.02 per share) Series X shares; 1,000,000 and 0 authorized, issued and outstanding, respectively	3	2
Common stock; $0.001 par value; 300,000,000 shares authorized; 270,897,784 and 160,184,921 shares issued and outstanding, respectively	271	160
Additional paid-in capital	2,239,367	1,009,482
Accumulated other comprehensive income	418	226
Accumulated deficit	(479,218)	(334,202)
Total stockholders' equity	1,760,841	675,668

Total liabilities and stockholders' equity	$1,962,662	$761,578

The accompanying notes are an integral part of these consolidated financial statements.

CLEANSPARK, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(in thousands, except per share and share amounts)

	For the year ended
	September 30, 2024	September 30, 2023	September 30, 2022
Revenues, net
Bitcoin mining revenue, net	$378,968	$168,121	$131,000
Other services revenue	—	287	525
Total revenues, net	$378,968	$168,408	$131,525

Costs and expenses
Cost of revenues (exclusive of depreciation and amortization shown below)	165,516	93,580	41,234
Professional fees	13,806	10,869	6,469
Payroll expenses	74,095	45,714	40,920
General and administrative expenses	30,185	20,823	10,423
Loss on disposal of assets	5,466	1,931	(643)
Gain on fair value of bitcoin, net (see Note 2 and Note 6)	(113,423)	—	—
Other impairment expense (related to bitcoin)	—	7,163	12,210
Impairment expense - fixed assets	197,041	—	—
Impairment expense - other	716	—	250
Impairment expense - goodwill	—	—	12,048
Realized gain on sale of bitcoin	—	(1,357)	(2,567)
Depreciation and amortization	154,609	120,728	49,045
Total costs and expenses	$528,011	$299,451	$169,389
Loss from operations	$(149,043)	$(131,043)	$(37,864)

Other income (expense)
Other income	—	11	308
Change in fair value of contingent consideration	—	2,484	306
Recognized gain on bitcoin collateral returned	91	—	—
Change in fair value of bitcoin collateral	1,384	—	—
Realized gain on sale of equity security	—	—	1
Unrealized loss on equity security	—	—	(2)
Unrealized loss on derivative security	(965)	(259)	(1,950)
Interest income	8,555	481	190
Interest expense	(2,455)	(2,977)	(1,078)
Total other income (expense)	$6,610	$(260)	$(2,225)

Loss before income tax expense	(142,433)	(131,303)	(40,089)
Income tax expense	3,344	2,416	—
Loss from continuing operations	$(145,777)	$(133,719)	$(40,089)

Discontinued operations
Loss from discontinued operations	$—	$(4,429)	$(17,237)
Income tax expense	—	—	—
Loss on discontinued operations	$—	$(4,429)	$(17,237)

Net loss	$(145,777)	$(138,148)	$(57,326)

Preferred stock dividends	3,422	—	336
Net loss attributable to common shareholders	$(149,199)	$(138,148)	$(57,662)

Other comprehensive income, net of tax	192	116	115
Total comprehensive loss attributable to common shareholders	$(149,007)	$(138,032)	$(57,547)

CLEANSPARK, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (continued)

(in thousands, except per share and share amounts)

	For the year ended
	September 30, 2024	September 30, 2023	September 30, 2022
Loss from continuing operations per common share - basic	$(0.69)	$(1.30)	$(0.95)

Weighted average common shares outstanding - basic	216,860,819	102,707,509	42,614,197

Loss from continuing operations per common share - diluted	$(0.69)	$(1.30)	$(0.95)

Weighted average common shares outstanding - diluted	216,860,819	102,707,509	42,614,197

Loss on discontinued operations per common share - basic	$-	$(0.04)	$(0.40)

Weighted average common shares outstanding - basic	216,860,819	102,707,509	42,614,197

Loss on discontinued operations per common share - diluted	$-	$(0.04)	$(0.40)

Weighted average common shares outstanding - diluted	216,860,819	102,707,509	42,614,197

CLEANSPARK, INC.

RECONCILIATION OF ADJUSTED EBITDA

(Unaudited, in thousands)

	For the Year Ended September 30,
	2024	2023
Net income (loss)	$(145,777)	$(138,148)
Adjustments:
Loss on discontinued operations	—	4,429
Impairment expense – fixed assets	197,041	—
Impairment expense – other	716	—
Depreciation and amortization	154,609	120,728
Share-based compensation expense	29,555	24,142
Other income	—	(11)
Change in fair value of contingent consideration	—	(2,484)
Unrealized loss (gain) of derivative security	965	259
Interest income	(8,555)	(481)
Interest expense	2,455	2,977
Loss on disposal of assets	5,466	1,931
Income tax expense	3,344	2,416
Fees related to financing & business development transactions	4,059	697
Litigation & settlement related expenses	1,970	7,872
Severance and other expenses	—	701
Total Adjusted EBITDA	$245,848	$25,028

Investor Relations Contact
Brittany Moore
702-989-7693
ir@cleanspark.com

Media Contact
Eleni Stylianou
702-989-7694
pr@cleanspark.com